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                                  [LETTERHEAD]




May 9, 1997


Securities and Exchange Commission
Washington, DC  20549

Ladies and Gentlemen:

We were previously principal accountants for Westminster Capital, Inc. and, under the date of March 1, 1997, we reported on the consolidated financial statements of Westminster Capital, Inc. as of December 31, 1996 and 1995 and for each of the years then ended. On May 5, 1997, we resigned as principal accountants. We have read the statements included under Item 4 of the Company's Form 8-K dated May 9, 1997, and we agree with such statements.


Very truly yours,

/s/ KPMG Peat Marwick LLP